Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Defense and Aerospace Portfolio
November 30, 2025
DEF-NPRT3-0126
1.810679.121
Common Stocks - 100.1%
	Shares	Value ($)
CANADA - 2.1%
Industrials - 2.1%
Aerospace & Defense - 2.1%
Bombardier Inc Class B (a)	413,500	68,097,528
GERMANY - 0.8%
Industrials - 0.8%
Aerospace & Defense - 0.8%
MTU Aero Engines AG	61,600	25,181,544
UNITED KINGDOM - 3.4%
Industrials - 3.4%
Aerospace & Defense - 3.4%
BAE Systems PLC	1,051,200	22,893,588
Rolls-Royce Holdings PLC	6,022,900	85,008,830

TOTAL UNITED KINGDOM		107,902,418
UNITED STATES - 93.8%
Industrials - 93.8%
Aerospace & Defense - 92.7%
ATI Inc (a)	472,400	47,617,920
Axon Enterprise Inc (a)	183,200	98,953,648
Beta Technologies Inc Class A (a)	17,400	474,498
Boeing Co (a)	2,081,800	393,460,200
Carpenter Technology Corp	265,800	84,667,932
Curtiss-Wright Corp	174,000	98,186,460
GE Aerospace	2,531,700	755,585,865
General Dynamics Corp	443,800	151,615,394
HEICO Corp Class A	630,400	155,689,888
Howmet Aerospace Inc	776,300	158,823,217
Huntington Ingalls Industries Inc	214,300	67,208,766
Karman Holdings Inc (a)	395,500	26,510,365
L3Harris Technologies Inc	201,400	56,128,166
Leonardo DRS Inc	660,800	22,579,536
Lockheed Martin Corp	73,100	33,469,566
Mercury Systems Inc (a)	440,400	30,779,556
Northrop Grumman Corp	77,000	44,063,250
Rocket Lab Corp (b)	1,553,200	65,451,848
RTX Corp	2,206,400	385,921,424
StandardAero Inc (a)	1,998,800	52,208,656
Textron Inc	798,000	66,361,680
TransDigm Group Inc	64,600	87,866,982
Woodward Inc	275,300	82,598,259
		2,966,223,076
Professional Services - 1.1%
CACI International Inc (a)	54,900	33,878,790
TOTAL UNITED STATES		3,000,101,866
TOTAL COMMON STOCKS (Cost $1,985,998,070)		3,201,283,356

Money Market Funds - 0.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $14,189,626)	4.02	14,186,789	14,189,626

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,000,187,696)	3,215,472,982
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(14,680,563)
NET ASSETS - 100.0%	3,200,792,419

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

At period end, the value of non-cash collateral for securities on loan amounted to $14,716,689.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,568,109	643,405,347	631,782,871	1,014,137	(959)	-	14,189,626	14,186,789	0.0%
Fidelity Securities Lending Cash Central Fund	18,894,900	189,506,474	208,401,374	20,765	-	-	-	-	0.0%
Total	21,463,009	832,911,821	840,184,245	1,034,902	(959)	-	14,189,626

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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